Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock of

CLINICAL DATA, INC.

at a net price equal to $30.00 per share plus the contractual contingent value right to receive additional consideration of up to $6.00 per share upon the achievement of certain milestones, pursuant to the Offer to Purchase dated March 8, 2011 by

MAGNOLIA ACQUISITION CORP.

a wholly-owned subsidiary of

FL HOLDING CV

and an indirect wholly-owned subsidiary of

FOREST LABORATORIES, INC.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,

NEW YORK CITY TIME, ON MONDAY, APRIL 4, 2011, UNLESS THE OFFER IS EXTENDED.

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2. Mail or deliver this Letter of Transmittal, or a facsimile, together with the certificate(s) representing your shares, to:

If delivering by mail:	If delivering by hand or courier:

American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042 Phone: Toll-free (877) 248-6417 (718) 921-8317	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219
For assistance call (877) 248-6417 or (718) 921-8317

Pursuant to the offer of Magnolia Acquisition Corp. (“Purchaser”) to purchase all outstanding Shares (as defined below) of Clinical Data, Inc., the undersigned encloses herewith and tenders the following certificate(s) representing Shares of Clinical Data, Inc. and/or book-entry Shares, as applicable:

Name(s) and Address of Registered Holder(s)

If there is any error in the name or address shown below, please make the necessary corrections. If blank, please fill in exactly as name(s)
appear(s) on certificate(s).

DESCRIPTION OF SHARES TENDERED[1] (Please fill in. Attach separate schedule if needed)
Shares Certificate Number(s)[2]	Total Number of Shares Represented by Shares Certificate(s)[2]	Number of Shares Tendered[2]

TOTAL TENDERED SHARES F

1	Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.
2	Need not be completed by shareholders tendering by book-entry transfer.

This Letter of Transmittal is to be used by shareholders of Clinical Data, Inc. (“Clinical Data”), if (i) certificates for Shares (as defined below) are to be forwarded herewith or (ii) unless an Agent’s Message (as defined in Section 2 of the Offer to Purchase) is utilized, delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at DTC (as defined in Section 2 of the Offer to Purchase and pursuant to the procedures set forth in Section 3 thereof). Delivery of documents to DTC does not constitute delivery to the Depositary.

Parent and the Purchaser will not accept any Shares tendered through a guaranteed delivery process. Therefore, shareholders who wish to tender their Shares must (i) make their Share Certificates (as defined below) available to the Depositary on or before the expiration date of the Offer or comply with the procedures for book-entry transfer on a timely basis, and (ii) deliver any other required documents to the Depositary on or before the expiration date of the Offer. The absence of guaranteed delivery procedures will require holders of Shares to meet the delivery procedures and tender their Shares as of the expiration date of the Offer, and tenders not received by the Depositary on or prior to the expiration date of the Offer will be disregarded and of no effect. Shareholders that do not or are not able to comply with the delivery requirements will be unable to tender their Shares.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW, IF REQUIRED. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

THE TENDER OFFER IS NOT BEING MADE TO (NOR WILL TENDER OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) SHAREHOLDERS IN ANY JURISDICTION WHERE IT WOULD BE ILLEGAL TO DO SO. IN THOSE JURISDICTIONS WHERE APPLICABLE LAWS REQUIRE THE OFFER TO BE MADE BY A LICENSED BROKER OR DEALER, THE OFFER SHALL BE DEEMED TO BE MADE ON BEHALF OF THE PURCHASER BY THE DEALER MANAGER OR ONE OR MORE REGISTERED BROKERS OR DEALERS LICENSED UNDER THE LAWS OF SUCH JURISDICTION TO BE DESIGNATED BY THE PURCHASER.

Additional Information if Shares Have Been Lost

If any certificates for Shares (“Share Certificates”) you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated you should contact American Stock Transfer & Trust Company, LLC, as Transfer Agent (the “Transfer Agent”), at (718) 921-8317 or toll-free at (877) 248-6417 regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the Share Certificates may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 11.

Ladies and Gentlemen:

The undersigned hereby tenders to Magnolia Acquisition Corp., a Delaware corporation (the “Purchaser”), a wholly-owned subsidiary of FL Holding CV, an entity organized under the laws of the Netherlands (“Parent”), and an indirect wholly-owned subsidiary of Forest Laboratories, Inc., a Delaware corporation (“Forest”), the above described shares of common stock, $0.01 par value (the “Shares”), of Clinical Data, Inc., a Delaware corporation (“Clinical Data”), pursuant to the Purchaser’s offer to purchase (the “Offer”) all outstanding Shares, at a purchase price equal to $30.00 per Share in cash, without interest and less any required withholding taxes (the “Upfront Consideration”) plus the contractual right, pursuant to a Contingent Value Right Agreement between FL Holding CV, Forest Laboratories, Inc., and a to-be-designated bank or trust company (the “CVR Agreement”), to receive additional consideration of up to $6.00 per Share upon the achievement of certain milestones set forth in the CVR Agreement (the “CVR Consideration”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 8, 2011 (the “Offer to Purchase”), and in this Letter of Transmittal.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, “Distributions”)) and irrevocably constitutes and appoints American Stock Transfer & Trust Company, LLC (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of Clinical Data and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Francis I. Perrier, Jr. and David Solomon, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of Clinical Data’s shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to and (iii) to otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by the Purchaser. This appointment will be effective if and when, and only to the extent that, the Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon the Purchaser’s acceptance for payment of such Shares, the Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Clinical Data’s shareholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all Distributions) and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to such Shares (and any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and, unless such Distribution is transferred to the Purchaser, may deduct from the purchase price of the Shares tendered hereby the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms of and subject to the conditions to the Offer (and if the Offer is extended or amended, the terms of or the conditions to any such extension or amendment).

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the Upfront Consideration with respect to all of the Shares purchased, and, if appropriate, return any certificates for the Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above in the box entitled “Name(s) and Addresses of Registered Holder(s).” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the Upfront Consideration with respect to all of the Shares purchased, and, if appropriate, return any certificates for the Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the Upfront Consideration with respect to all Shares purchased and, if appropriate, return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at DTC. Please make all payments of the CVR Consideration pursuant to the terms of the CVR Agreement as directed herein for payment of the Upfront Consideration. The undersigned recognizes that the Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS (see Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or certificates for Shares not tendered or not accepted are to be issued in the name of someone other than the undersigned.

Issue check and/or certificates to:

Name
(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security No.) (Also Complete Substitute Form W-9 Below)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or certificates for Shares not tendered or not accepted are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail check and/or certificates to:

Name
(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security No.) (Also Complete Substitute Form W-9 Below)

IMPORTANT

SHAREHOLDER: SIGN HERE

(Please complete and return the attached Substitute Form W-9 below)

Signature(s) of Holder(s) of Shares

Dated:

Name(s)
(Please Print)

Capacity (full title) (See Instruction 5)

Address:

(Include Zip Code)

Area Code and Telephone No.

Tax Identification or Social Security No. (See Substitute Form W-9 enclosed herewith)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Guarantee of Signature(s)

(If Required—See Instructions 1 and 5)

Authorized Signature:

Name:

Name of Firm:

Address:
(Include Zip Code)

Area Code and Telephone No.:

Dated:

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this section, includes any participant in DTC’s systems whose name(s) appear(s) on a security position listing as the owner(s) of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender. This Letter of Transmittal is to be completed if (i) Share Certificates are to be forwarded herewith or (ii) unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing tendered Shares, or timely confirmation of a book-entry transfer of Shares (a “Book-Entry Confirmation”) into the Depositary’s account at DTC, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to 12:00 midnight, New York City time, at the end of Monday, April 4, 2011 (the “Offer End Date”), unless Parent or the Purchaser, in accordance with the Agreement and Plan of Merger, dated February 22, 2011, among Parent, the Purchaser, Forest and Clinical Data (the “Merger Agreement”), extend the period during which the Offer is open, in which event the term “Offer End Date” means the latest time and date at which the Offer, as so extended, expires. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed (or a manually signed facsimile thereof) Letter of Transmittal must accompany each such delivery.

Parent and the Purchaser will not accept any Shares tendered through a guaranteed delivery process. Therefore, shareholders who wish to tender their Shares must (i) make their Share Certificates available to the Depositary on or before the expiration date of the Offer or comply with the procedures for book-entry transfer on a timely basis, and (ii) deliver any other required documents to the Depositary on or before the expiration date of the Offer. The absence of guaranteed delivery procedures will require holders of Shares to meet the delivery procedures and tender their Shares as of the expiration date of the Offer, and tenders not received by the Depositary on or prior to the expiration date of the Offer will be disregarded and of no effect. Shareholders that do not or are not able to comply with the delivery requirements will be unable to tender their Shares.

The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through DTC, is at the option and the risk of the tendering shareholder and the delivery will be deemed made only when actually received by the Depositary (including, in the case of Book-Entry Transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

The Purchaser will not accept any alternative, conditional or contingent tenders, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

4. Partial Tenders. If fewer than all the Shares represented by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Description of Shares Tendered.” In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a) Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates without alteration, enlargement or any change whatsoever.

(b) Joint Holders. If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

(c) Different Names on Certificates. If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

(d) Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser or any successor entity thereto will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Share Certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) evidencing the Shares tendered hereby.

7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and, if appropriate, Share Certificates for Shares not tendered or not accepted for payment are to be issued or returned to, any person(s) other than the signer of this Letter of Transmittal or if a check and, if appropriate, such Share Certificates are to be returned to any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

8. Substitute Form W-9. To avoid backup withholding, a tendering shareholder who is a U.S. person (as defined for U.S. federal income tax purposes) is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify, under penalties of perjury, that such number is correct, such shareholder is not subject to backup withholding of U.S. federal income tax, and such shareholder is a U.S. person (as defined for U.S. federal income tax purposes). If a tendering shareholder has been notified by the Internal Revenue Service (the “IRS”) that such shareholder is subject to backup withholding, such shareholder must cross out Item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the IRS that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to U.S. federal income tax withholding on the payment of the purchase price with respect to all Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should check the box in Part 3 of the Substitute Form W-9, and sign and date the Substitute Form W-9. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

Certain shareholders (including all corporations and certain foreign individuals and entities) may not be subject to backup withholding. Shareholders that are not U.S. persons (as defined for U.S. federal income tax purposes) should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the IRS website at www.irs.gov, in order to avoid backup withholding. Such shareholders should consult a tax advisor to determine which IRS Form W-8 is appropriate. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

9. Irregularities. All questions as to purchase price (subject to the terms of the Offer to Purchase and Merger Agreement) the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Purchaser in its sole discretion, which determinations shall be final and binding on all parties. The Purchaser reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Purchaser’s counsel, be unlawful. The Purchaser also reserves the absolute right to waive any of the conditions of the Offer (other than the Minimum Condition (as defined in the Offer to Purchase) which may only be waived with the prior written consent of Clinical Data) and any defect or irregularity in the tender of any particular Shares, and the Purchaser’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Purchaser shall determine. None of Parent, the Purchaser, the Depositary, the Dealer Manager or the Information Agent (as the foregoing are defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

10. Requests for Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal should be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below.

11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Transfer Agent at (718) 921-8317 or toll-free at (877) 248-6417. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

This Letter of Transmittal, properly completed and duly executed, together with certificates representing Shares being tendered (or confirmation of book-entry transfer) and all other required documents, must be received before 12:00 midnight, New York City time, on the Offer End Date.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a shareholder who is a U.S. person (as defined for U.S. federal income tax purposes) surrendering Shares pursuant to the Offer must, unless an exemption applies, provide the Depositary (as payer) with the shareholder’s correct TIN on the Substitute Form W-9 included in this Letter of Transmittal or on IRS Form W-9. If the shareholder is an individual, the shareholder’s TIN is such shareholder’s Social Security number. If the correct TIN is not provided, the shareholder may be subject to a $50 penalty imposed by the IRS, and payments of cash to the shareholder (or other payee) pursuant to the Offer may be subject to backup withholding with respect to a portion of all payments of the purchase price made to such shareholder (or other payee).

Certain shareholders (including corporations and certain foreign individuals and entities) may not be subject to backup withholding and reporting requirements. In order for an exempt foreign shareholder to avoid backup withholding, such person should complete and submit an appropriate IRS Form W-8 signed under penalties of perjury, attesting to such shareholder’s exempt status. An IRS Form W-8 can be obtained from the IRS website at www.irs.gov. Foreign shareholders should consult their own tax advisors to determine which IRS Form W-8 is appropriate in their case. Exempt shareholders, other than foreign shareholders, should furnish their TIN, check the box in Part 4 of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary in order to avoid backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion of any payment made to a shareholder (or other payee). Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules from a payment of cash to a shareholder (or other payee) generally will be allowed as a refund or credit against the applicable person’s U.S. federal income tax liability, provided that such person timely and properly furnishes the required information to the IRS.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder’s correct TIN by completing the Substitute Form W-9 included in this Letter of Transmittal, certifying (1) that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), (2) that such shareholder is not subject to backup withholding because (i) such shareholder is exempt from backup withholding, (ii) such shareholder has not been notified by the IRS that such shareholder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified such shareholder that such shareholder is no longer subject to backup withholding and (3) such shareholder is a U.S. person (as defined for U.S. federal income tax purposes).

What Number to Give the Depositary if You are a U.S. Person

The tendering shareholder is required to give the Depositary such shareholder’s TIN, generally the Social Security number or Employer Identification Number, of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute W-9” for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such shareholder should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If the box in Part 3 of the Substitute Form W-9 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price until a TIN is provided to the Depositary. If the Depositary is provided with an incorrect TIN in connection with such payments, the shareholder may be subject to a $50.00 penalty imposed by the IRS.

PAYER’S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”)

Part 1—PLEASE PROVIDE YOUR
TIN IN THE BOX AT RIGHT AND
CERTIFY BY SIGNING AND
DATING BELOW.

CHECKAPPROPRIATE BOX

☐     Individual/Sole Proprietor

☐     C Corporation

☐     S Corporation

☐     Partnership

☐     Trust/estate

☐     Limited liability company.
        Enter the tax classification
        (C = C Corporation,
        S =  S Corporation,
        P = Partnership)

☐     Other

Social Security Number or Employer Identification Number Part 3— Awaiting TIN ☐ Part 4— Exempt ☐

Please fill in your name and address below. Name Address (Number and Street) City, State and Zip Code

Part 2—Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me);

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. person (as defined for U.S. federal income tax purposes).

Certification Instructions—You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

	SIGNATURE	DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE
OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL
DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
BOX IN PART 3 OF THIS FORM.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a TIN by the time of payment, a portion of all reportable payments made to me will be withheld.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.—Social Security numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

WHAT NAME AND NUMBER TO GIVE THE PAYER

For this type of account:		Give name and SSN of:
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)

6.	Grantor trust filing under Option Form 1099 Filing Method 1 (see Regulation Section 1.671-4(b)(2)(i)(A)	The grantor*

For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner

8.	A valid trust, estate, or pension trust	Legal entity(4)

9.	Corporate or LLC electing corporate status on IRS Form 8832 or Form 2553	The corporation

10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

11.	Partnership or multi-member LLC	The partnership

12.	A broker or registered nominee	The broker or nominee

13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

14.	Grantor trust filing under the Form 1041 Filing Method or the Option Form 1099 Filing Method 2 (see Regulation Section 1.671-4(b)(2)(i)(B)	The trust

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
(4)	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note.	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

A corporation.

A financial institution.

An organization exempt from tax under section 501(a), or an individual retirement account or a custodial account under Section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

The United States or any agency or instrumentality thereof.

A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

An international organization or any agency, or instrumentality thereof.

A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

A real estate investment trust.

A common trust fund operated by a bank under section 584(a).

An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

An entity registered at all times under the Investment Company Act of 1940.

A foreign central bank of issue.

A futures commission merchant registered with the Commodity Futures Trading Commission.

A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

Payments to nonresident aliens subject to withholding under section 1441.

Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

Payments of patronage dividends where the amount received is not paid in money.

Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

Payments of tax-exempt interest (including exempt-interest dividends under section 852).

Payments described in section 6049(b)(5) to non-resident aliens.

Payments on tax-free covenant bonds under section 1451.

Payments made by certain foreign organizations.

Mortgage interest paid to an individual.

Exempt payees described above should file a Substitute Form W-9 (or an IRS Form W-9) to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Depositary for the Offer is:

If delivering by mail:	If delivering by hand or courier:

American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042 Phone: Toll-free (877) 248-6417 (718) 921-8317	American StockTransfer & TrustCompany, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses set forth below. Requests for copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Warrant holders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

The Information Agent for the Offer is:

MacKenzie Partners, Inc.

105 Madison Avenue

New York, New York 10016

212-929-5500 (Call Collect) or CALL TOLL FREE 800-322-2885

Email: tenderoffer@mackenziepartners.com

The Dealer Manager for the Offer is:

Morgan Stanley & Co. Incorporated

1585 Broadway

New York, NY 10036

(212) 761-0367